                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6529
                                  ---------------------------------------------

                             Columbia Funds Trust VI
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

      One Financial Center, Boston, Massachusetts               02111
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

                          Vincent Pietropaolo, Esq.
                       Columbia Management Group, Inc.
                          One Financial Center
                            Boston, NA 02111
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                   ----------------------------

Date of fiscal year end:    8/31/04
                        --------------------------

Date of reporting period:   8/31/04
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

FORM N-CSR ITEMS -- PERIOD ENDED 8/31/04

COLUMBIA FUNDS TRUST VI

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC]

COLUMBIA NEWPORT ASIA PACIFIC FUND

ANNUAL REPORT

AUGUST 31, 2004

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP

TABLE OF CONTENTS

Fund Profile                                                       1

Performance Information                                            2

Understanding Your Expenses                                        3

Economic Update                                                    4

Portfolio Managers' Report                                         5

Financial Statements                                               7

   Investment Portfolio                                            8

   Statement of Assets and Liabilities                            13

   Statement of Operations                                        14

   Statement of Changes in Net Assets                             15

   Notes to Financial Statements                                  17

   Financial Highlights                                           23

Report of Independent Registered Public Accounting Firm           27

Trustees                                                          28

Officers                                                          30

Columbia Funds                                                    31

Important Information About This Report                           33

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

 NOT FDIC    MAY LOSE VALUE
 INSURED   -----------------
           NO BANK GUARANTEE


TO OUR FELLOW SHAREHOLDERS
                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

DEAR SHAREHOLDER:

We are pleased to let you know that FleetBoston Financial Corporation and Bank of America Corporation have merged, effective April 1, 2004. As a result of the merger, Columbia Management Group became part of the Bank of America family of companies. Looking ahead, we believe this merger will be a real benefit to our shareholders. Preserving and leveraging our strengths, the combined organization intends to deliver additional research and management capabilities, as well as new products to you. There are no immediate changes planned for fund names or customer service contacts.

As you might know, on March 15, 2004, FleetBoston Financial announced an agreement in principle between Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. (collectively "Columbia Management") with the staff of the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") to settle charges involving market timing in Columbia Management mutual funds. (Bank of America came to a similar settlement in principle at the same time.) Under the agreements Columbia Management agreed, among other things, to pay $70 million in disgorgement and $70 million in civil penalties. In a separate agreement with the NYAG, the Columbia Group and its affiliate Bank of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period. Please rest assured that the settlement and all associated legal fees will be paid by Columbia Management; not by the affected funds or their shareholders. The agreement requires the final approval of the SEC and the NYAG.

You should know that your fund's Board of Trustees has taken another important step to strengthen its capacity to oversee your fund. Recently, the Board of Trustees appointed Mary Joan Hoene as Chief Compliance Officer of Columbia funds. In this role, Ms. Hoene will work with the Board of Trustees, particularly focused on the overall compliance program of the funds and the responsibility and performance of the funds' service providers. Ms. Hoene will report directly to the Board of Trustees and will work closely with senior leadership of Columbia Management, the investment arm of Bank of America, and with Bank of America's principal compliance executives. Prior to her appointment, Ms. Hoene was a partner in the law firm of Carter, Ledyard & Milburn, LLP. Among the firm's clients were investment advisors and independent directors of mutual funds. Ms. Hoene has also worked for the Securities and Exchange Commission as associate director and deputy director for the Division of Investment Management. She has also been an active advisor to several fund boards in developing independent board practices. The Board is pleased that it has appointed Ms. Hoene with her broad and extensive experience to this important new position.

Both your fund's trustees and Columbia Management are committed to serving the interests of our shareholders, and we will continue to work hard to help you achieve your financial goals.

In the pages that follow, you'll find valuable information about the economic environment during the period and the performance of your Columbia fund. These discussions are followed by financial statements for your fund. We hope that you will take time to read this report and discuss it with your financial advisor if you have any questions.

As always, thank you for choosing Columbia funds. It is a privilege to play a role in your financial future.

Sincerely,

  /s/ Thomas C. Theobald               /s/ J. Kevin Connaughton

Thomas C. Theobald                  J. Kevin Connaughton
Chairman, Board of Trustees         President, Columbia Funds

J. Kevin Connaughton was named president of Columbia Funds on February 27, 2004.

FUND PROFILE
                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

Top 5 countries as of 08/31/04 (%)

   Japan                              58.4
   Australia                          11.4
   Hong Kong                           8.7
   Taiwan                              4.8
   Singapore                           4.7

Top 5 sectors as of 08/31/04 (%)

   Financials                         27.1
   Consumer discretionary             26.1
   Information technology             16.3
   Consumer staples                    8.8
   Health care                         5.2

Top 10 holdings as of 08/31/04 (%)

   Toyota Motor                        5.6
   Mitsubishi Tokyo Financial Group    3.6
   Canon                               3.4
   NTT DoCoMo                          3.0
   Denso                               2.8
   Millea Holdings                     2.8
   Sun Hung Kai Properties             2.6
   Takeda Pharmaceutical               2.4
   Samsung Electronics                 2.3
   Matsushita Electric Industrial      2.2


Country and sector breakdowns and portfolio holdings are calculated as a percentage of net assets.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy. As of 08/31/2004.

[SIDENOTE]

SUMMARY

- For the 12-month period ended August 31, 2004, the fund's class A shares returned 9.05% without sales charge.

- The fund's return was substantially lower than the return of its benchmark, the MSCI All Country Asia Pacific Index, as well as its peer group, the Lipper Pacific Region Funds Category.

- The fund had less exposure to Japan than its benchmark and peer group and, as a result, missed out on some of the strong gains from the Japanese market. We raised exposure to Japan during the period.

[CHART]

CLASS A SHARES                         9.05%
MSCI ALL COUNTRY ASIA PACIFIC INDEX   19.99%

                                    OBJECTIVE

Seeks long-term growth by investing primarily in equity securities of companies located in Asia or the Pacific Basin

                                TOTAL NET ASSETS

                                  $11.3 million

MORNINGSTAR STYLE BOX

[GRAPHIC]

PERFORMANCE INFORMATION
                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

[CHART]

VALUE OF A $10,000 INVESTMENT 08/19/98 - 08/31/04

             CLASS A SHARES WITHOUT SALES CHARGE   CLASS A SHARES WITH SALES CHARGE   MSCI ALL COUNTRY ASIA PACIFIC INDEX
   8/19/98               $    10,000                          $    9,425
   8/31/98               $     9,470                          $    8,925                           $   10,000
   9/30/98               $    10,200                          $    9,614                           $   10,037
  10/31/98               $    12,130                          $   11,433                           $   11,743
  11/30/98               $    12,870                          $   12,130                           $   12,384
  12/31/98               $    13,297                          $   12,533                           $   12,767
   1/31/99               $    12,914                          $   12,172                           $   12,869
   2/28/99               $    13,105                          $   12,352                           $   12,594
   3/31/99               $    14,960                          $   14,100                           $   14,168
   4/30/99               $    17,177                          $   16,189                           $   15,232
   5/31/99               $    16,299                          $   15,362                           $   14,443
   6/30/99               $    19,161                          $   18,059                           $   15,955
   7/31/99               $    20,654                          $   19,466                           $   16,949
   8/31/99               $    21,459                          $   20,225                           $   16,885
   9/30/99               $    21,702                          $   20,454                           $   17,364
  10/31/99               $    22,709                          $   21,403                           $   17,998
  11/30/99               $    26,379                          $   24,862                           $   18,963
  12/31/99               $    29,444                          $   27,751                           $   20,211
 1/31/2000               $    27,562                          $   25,977                           $   19,499
 2/29/2000               $    27,871                          $   26,268                           $   19,020
 3/31/2000               $    28,933                          $   27,269                           $   20,237
 4/30/2000               $    26,540                          $   25,014                           $   18,713
 5/31/2000               $    24,775                          $   23,351                           $   17,643
 6/30/2000               $    26,093                          $   24,593                           $   18,876
 7/31/2000               $    24,478                          $   23,071                           $   17,115
 8/31/2000               $    25,222                          $   23,772                           $   17,834
 9/30/2000               $    23,628                          $   22,270                           $   16,673
10/31/2000               $    21,599                          $   20,357                           $   15,621
11/30/2000               $    20,525                          $   19,345                           $   15,058
12/31/2000               $    20,043                          $   18,890                           $   14,463
 1/31/2001               $    20,921                          $   19,718                           $   14,853
 2/28/2001               $    19,527                          $   18,404                           $   14,175
 3/31/2001               $    17,991                          $   16,956                           $   13,363
 4/30/2001               $    19,144                          $   18,043                           $   14,101
 5/31/2001               $    19,012                          $   17,918                           $   14,075
 6/30/2001               $    18,112                          $   17,071                           $   13,467
 7/31/2001               $    17,047                          $   16,067                           $   12,615
 8/31/2001               $    16,214                          $   15,281                           $   12,366
 9/30/2001               $    14,129                          $   13,316                           $   10,982
10/31/2001               $    14,656                          $   13,813                           $   11,198
11/30/2001               $    15,643                          $   14,744                           $   11,732
12/31/2001               $    15,709                          $   14,806                           $   11,467
 1/31/2002               $    15,489                          $   14,599                           $   11,040
 2/28/2002               $    15,412                          $   14,526                           $   11,343
 3/31/2002               $    16,279                          $   15,343                           $   12,165
 4/30/2002               $    16,599                          $   15,644                           $   12,440
 5/31/2002               $    16,620                          $   15,664                           $   12,926
 6/30/2002               $    15,884                          $   14,971                           $   12,270
 7/31/2002               $    14,809                          $   13,957                           $   11,495
 8/31/2002               $    14,644                          $   13,802                           $   11,408
 9/30/2002               $    13,502                          $   12,726                           $   10,719
10/31/2002               $    13,776                          $   12,984                           $   10,434
11/30/2002               $    14,248                          $   13,429                           $   10,868
12/31/2002               $    13,700                          $   12,912                           $   10,510
 1/31/2003               $    13,216                          $   12,456                           $   10,294
 2/28/2003               $    12,974                          $   12,228                           $   10,212
 3/31/2003               $    12,699                          $   11,969                           $    9,877
 4/30/2003               $    12,732                          $   12,000                           $   10,024
 5/31/2003               $    13,424                          $   12,652                           $   10,578
 6/30/2003               $    14,126                          $   13,314                           $   11,276
 7/31/2003               $    14,839                          $   13,986                           $   11,770
 8/31/2003               $    15,893                          $   14,979                           $   12,785
 9/30/2003               $    16,463                          $   15,517                           $   13,352
10/31/2003               $    17,044                          $   16,064                           $   14,157
11/30/2003               $    16,693                          $   15,734                           $   13,849
12/31/2003               $    17,725                          $   16,706                           $   14,809
 1/31/2004               $    18,032                          $   16,995                           $   15,191
 2/29/2004               $    18,086                          $   17,046                           $   15,396
 3/31/2004               $    18,809                          $   17,728                           $   16,597
 4/30/2004               $    17,976                          $   16,942                           $   15,684
 5/31/2004               $    17,449                          $   16,446                           $   15,230
 6/30/2004               $    17,723                          $   16,704                           $   15,719
 7/31/2004               $    17,087                          $   16,104                           $   15,062
 8/31/2004               $    17,334                          $   16,337                           $   15,338

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific Index is an unmanaged index that tracks the performance of stocks traded on stock exchanges in Pacific Basin countries, including Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan, and Thailand. Unlike mutual funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from August 31, 1998.

AVERAGE ANNUAL TOTAL RETURN AS OF 08/31/04 (%)

   SHARE CLASS                 A                B                 C             Z
-------------------------------------------------------------------------------------
   INCEPTION                08/19/98         08/19/98          08/19/98      02/01/01
-------------------------------------------------------------------------------------
   SALES CHARGE          WITHOUT   WITH   WITHOUT    WITH   WITHOUT   WITH    WITHOUT
-------------------------------------------------------------------------------------
   1-year                   9.05   2.78      8.22    3.22      8.23   7.23       9.32
   5-year                  -4.18  -5.31     -4.87   -5.22     -4.88  -4.88      -3.98
   Life                     9.55   8.48      8.75    8.75      8.74   8.74       9.74

AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/04 (%)

   SHARE CLASS                 A                B                 C             Z
-------------------------------------------------------------------------------------
   SALES CHARGE          WITHOUT   WITH   WITHOUT    WITH   WITHOUT   WITH   WITHOUT
-------------------------------------------------------------------------------------
   1-year                  25.49  18.27     24.58   19.58     24.60  23.60     25.83
   5-year                  -1.54  -2.70     -2.24   -2.61     -2.26  -2.26     -1.34
   Life                    10.26   9.15      9.47    9.36      9.45   9.45     10.46

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12b-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class Z share (newer class shares) performance includes returns of the fund's class A shares for periods prior to the inception date of the newer class shares. Returns are not restated to reflect any expense differential (e.g., 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the period prior to the inception of class Z shares would have been higher.

[SIDENOTE]

PERFORMANCE OF A $10,000 INVESTMENT 08/19/98 - 08/31/04 ($)

   SALES CHARGE:         WITHOUT        WITH
---------------------------------------------
   Class A               17,334        16,337
   Class B               16,588        16,588
   Class C               16,578        16,578
   Class Z               17,521           n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

UNDERSTANDING YOUR EXPENSES
                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also continuing costs, which generally include investment advisory and/or Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare this cost with the continuing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

MARCH 1, 2004 - AUGUST 31, 2004

                  ACCOUNT VALUE AT THE       ACCOUNT VALUE AT THE        EXPENSES PAID       FUND'S ANNUALIZED
              BEGINNING OF THE PERIOD ($)   END OF THE PERIOD ($)    DURING THE PERIOD ($)   EXPENSE RATIO (%)
                ACTUAL      HYPOTHETICAL    ACTUAL   HYPOTHETICAL   ACTUAL    HYPOTHETICAL
   Class A     1,000.00       1,000.00      958.22     1,014.33     10.58        10.89              2.15
   Class B     1,000.00       1,000.00      953.95     1,010.56     14.24        14.66              2.90
   Class C     1,000.00       1,000.00      953.90     1,010.56     14.24        14.66              2.90
   Class Z     1,000.00       1,000.00      959.28     1,015.58      9.36         9.63              1.90

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 366.

Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only continuing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from Columbia Funds Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

ECONOMIC UPDATE
                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

During the period that began September 1, 2003 and ended August 31, 2004, the economies of Asia and the Pacific regions experienced economic growth that was significantly higher than elsewhere in the world. According to Morgan Stanley, GDP for Asia outside of Japan grew at a rate of 7.0%; within Japan it was 4.6%. The global economy grew at an estimated 4.7% over the same period.

Most Asian economies reported higher consumer and business spending, which translated into export growth and higher domestic demand. As the period continued, export growth slowed and industrial production slowed somewhat in key areas, such as Korea and Taiwan, reflecting a pullback in technology shipments. However, China and India both bucked that trend.

Robust economic activity was reflected in strong double-digit gains for the equity markets throughout the region. The MSCI AC Asia Pacific Index gained 19.99% for the 12-month reporting period. Although most Asian markets retreated in the final three months of the period, the smaller markets of China, India, Korea and Malaysia reversed course and moved higher. In Korea, a surprise interest rate cut helped stocks move sharply higher in the final month of the period.

ECONOMIC NEWS LIFTS, RESTRAINS JAPANESE STOCKS

Japan's economy turned the corner in 2003 and economic recovery continued in 2004. However, the latest GDP figures were revised slightly downward as an earlier improvement in consumer spending proved short-lived. Still, economic improvement as well as private and public sector reforms, have helped buoy the Japanese stock market. Corporate governance is much tighter, due to better disclosure. Pension reform has taken a step forward. And profit margins are reportedly up while leverage is down for both small and large firms. The biggest risk to the Japanese economy, as for others in the region, is that energy prices could remain high. Higher energy prices took a toll on the Japanese stock market in the final three months of the period.

GROWTH SLOWS IN GREATER CHINA

Although the economies of greater China (including Hong Kong and Taiwan) grew at a solid pace, there were indications of a softening trend late in the period. The People's Bank of China (PBOC) took steps to temper the pace of lending for expansion projects in order to restrain the fast pace of economic growth in mainland China. So far, these measures appear to have been effective in restraining growth without going overboard. China's GDP growth may well reach 9.0% in 2004, about where it was in 2003, but the International Monetary Fund
(IMF) estimates growth at 7.5% for 2005.

LOOKING AHEAD

Just as in the United States, concerns about terrorism and high energy prices hang over Asia's stock markets. In addition, there are growing concerns about the sustainability of US economic growth and continued consumer demand for foreign imports, which are an important source of growth for Asian economies. Inflation is also a factor for some Asian economies. In India, for example, Morgan Stanley reports that inflation has risen above 8%. The Indian economy is relatively small, yet inflation in India has historically tracked the trend in Asia (outside of Japan). Nevertheless, Asian economic growth is expected to remain strong in 2005, with Japan the only likely exception to that trend.

[SIDENOTE]

SUMMARY FOR THE 12-MONTH PERIOD ENDED AUGUST 31, 2004

- The stock markets of Asia reflected robust economic growth throughout the region. The MSCI AC Asia Pacific Index returned 19.99%.

- Slower economic growth in mainland China has been effective in helping China avoid a capacity bubble, which could cripple future growth.

- In Japan, economic recovery spurred higher returns from stocks. However, slower growth near the end of the period dampened gains.

[CHART]

MSCI AC ASIA PACIFIC INDEX    19.99%

The MSCI AC Asia Pacific Index is an unmanaged index that tracks the performance of stocks traded on stock exchanges in Pacific Basin countries.

PORTFOLIO MANAGERS' REPORT
                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

For the 12-month period ended August 31, 2004, class A shares of Columbia Newport Asia Pacific Fund returned 9.05% without sales charge. That was less than the return of the fund's benchmark, the MSCI AC Asia Pacific Index, which was 19.99% for the same period. The fund also underperformed the 16.51% average return of its peer group, the Lipper Pacific Region Funds Category.(1) The fund's underweight in Japan and overweight in the rest of Asia detracted from return. Most of the underperformance occurred in the first six months of the period, when the fund was significantly underweight in the Japanese market. The performance gap narrowed as the period wore on.

CAPITALIZING ON JAPAN'S ECONOMIC EXPANSION

The fund began the period with significantly less exposure to the Japanese stock market than its index and peer group. However, we increased the fund's allocation to more than 58% of assets during the period as we became convinced that a solid economic recovery was underway in Japan. As the US economy improved, Japanese exporters benefited from strong consumer spending in the United States. Also, China has become a large export market for Japan and a source of low-cost manufacturing. Over the past few years, Japan has outsourced many of its lower paying jobs to China. And internal factors, such as the revitalization of the banking system, the restructuring of the corporate sector and the beginning of an upturn in consumer spending, have helped Japan emerge from a decade-long economic slump. Japan's long period of deflation also appears to be coming to an end. Most prices have stabilized or are declining marginally. And most important, we believe that consumer spending has turned the corner.

As a result, we have reduced our allocation to technology and increased our investment in consumption-oriented sectors, which account for approximately 60% of the Japanese economy. The stocks we added to the portfolio included Hokuto, a producer of gourmet mushrooms, and ITO EN, Japan's largest tea company.

We also invested in financial stocks that we believe could benefit by increased stability in the financial sector. Thanks to government bailouts and bad loan reductions, Japan's financial sector appears to be on a more stable footing than it was a year ago, when the banking system was on the verge of bankruptcy. One additional healthy sign is the proposed merger of UFJ Holdings and Mitsubishi Tokyo Financial Group (MTFG). The fund owns both of these stocks. Over the past few months, UFJ Holdings detracted from results, while MTFG was positive.


(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

NET ASSET VALUE PER SHARE AS OF 08/31/04 ($)

   Class A                               15.79
   Class B                               15.14
   Class C                               15.13
   Class Z                               15.96

HOLDINGS DISCUSSED IN THIS REPORT AS OF 08/31/04 (%)

   Hokuto                                0.5
   ITO EN                                1.1
   UFJ Holdings                          0.8
   Mitsubishi Tokyo Financial Group      3.6

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

A REDUCTION IN MARKETS OUTSIDE JAPAN

We trimmed the fund's allocation to Taiwan, India and China, primarily to raise money for investment in Japan. In each country, we favored companies involved with infrastructure development and domestic consumption.

AN OPTIMISTIC REGIONAL OUTLOOK

Looking ahead, we see both encouraging factors and potential impediments to growth in Asia. On the encouraging side, we believe deflation has ended. The Bank of Korea has lowered interest rates, indicating that Asian central banks may not move in lockstep with the US Federal Reserve, which is likely to continue raising rates. Continued economic expansion in China should also be helpful to its neighbors. Yet higher oil prices and a slowdown in the US economic growth rate pose potential impediments to growth in Asia. With these factors in mind, we will continue to focus on the internal improvements we see taking place in each of the countries in the region. We have positioned the portfolio to take advantage of companies that serve consumers and that are involved with the build-out of infrastructure.

[PHOTO OF JAMIE CHUI]

Jamie Chui has co-managed Columbia Newport Asia Pacific Fund since July 2002 and has been with the advisor and its predecessors since November 2000.

/s/ Jamie Chui

[PHOTO OF ERIC SANDLUND]

Eric Sandlund has co-managed the fund since March 2004 and has been with the advisor and its predecessors since June 2002.

/s/ Eric Sandlund

On October 13, 2004, the fund's Board of Trustees voted to liquidate the fund. The fund will be closed to new investors as of the close of business on November 10, 2004. The fund will continue to accept certain automatic purchases and certain retirement contributions until the fund is liquidated. The fund is scheduled for liquidation on or about December 10, 2004.

There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. In addition, concentration of investments in a single region or country may result in greater volatility.

[SIDENOTE]

WE HAVE POSITIONED THE PORTFOLIO TO TAKE ADVANTAGE OF COMPANIES THAT SERVE CONSUMERS AND THAT ARE INVOLVED WITH THE BUILD-OUT OF INFRASTRUCTURE.

FINANCIAL STATEMENTS

AUGUST 31, 2004                               COLUMBIA NEWPORT ASIA PACIFIC FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

INVESTMENT PORTFOLIO

The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

STATEMENT OF ASSETS AND LIABILITIES

This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

STATEMENT OF OPERATIONS

This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

STATEMENT OF CHANGES IN NET ASSETS

This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

NOTES TO FINANCIAL STATEMENTS

These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

FINANCIAL HIGHLIGHTS

The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO

AUGUST 31, 2004                               COLUMBIA NEWPORT ASIA PACIFIC FUND

                                                                                                        SHARES        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
COMMON STOCKS - 98.8%

CONSUMER DISCRETIONARY - 26.1%

                      AUTO COMPONENTS - 2.8%   Denso Corp.                                              12,900          319,627
                                                                                         Auto Components Total          319,627

                          AUTOMOBILES - 8.4%   Honda Motor Co., Ltd.                                     2,500          124,989
                                               Hyundai Motor Co.                                         2,660          115,177
                                               Maruti Udyog Ltd.                                         8,472           69,839
                                               Toyota Motor Corp.                                       16,100          638,374
                                                                                             Automobiles Total          948,379

                         DISTRIBUTORS - 1.4%   Li & Fung Ltd.                                          122,000          157,904
                                                                                            Distributors Total          157,904

        HOTELS, RESTAURANTS & LEISURE - 0.6%   Yoshinoya D&C Co., Ltd.                                      42           67,436
                                                                                         Hotels, Restaurants &
                                                                                                 Leisure Total           67,436

                   HOUSEHOLD DURABLES - 5.2%   Funai Electric Co., Ltd.                                    400           56,329
                                               Matsushita Electric
                                                 Industrial Co., Ltd.                                   18,000          243,767
                                               Nitori Co., Ltd.                                          1,200           76,758
                                               Rinnai Corp.                                              1,400           40,615
                                               Sekisui Chemical Co., Ltd.                               14,000          105,928
                                               Sharp Corp.                                               5,000           70,430
                                                                                      Household Durables Total          593,827

         LEISURE EQUIPMENT & PRODUCTS - 1.0%   Shimano, Inc.                                             5,100          117,107
                                                                                           Leisure Equipment &
                                                                                                Products Total          117,107

                                MEDIA - 1.7%   Singapore Press Holdings Ltd.                            73,950          187,068
                                                                                                   Media Total          187,068

                     MULTILINE RETAIL - 1.5%   Don Quijote Co., Ltd.                                     1,100           68,759
                                               Seiyu Ltd. (a)                                           38,000           99,770
                                                                                        Multiline Retail Total          168,529

                     SPECIALTY RETAIL - 3.5%   Aoyama Trading Co., Ltd.                                  3,500           84,963
                                               Uss Co., Ltd.                                             2,250          165,189
                                               Yamada Denki Co., Ltd.                                    3,900          141,704
                                                                                        Specialty Retail Total          391,856
                                                                                                                ---------------
                                                                                  CONSUMER DISCRETIONARY TOTAL        2,951,733

CONSUMER STAPLES - 8.8%

                            BEVERAGES - 3.8%   Coca-Cola Amatil Ltd.                                    25,535          130,743
                                               Fosters Group Ltd.                                       53,090          175,392
                                               ITO EN Ltd.                                               2,800          121,320
                                                                                               Beverages Total          427,455

             FOOD & STAPLES RETAILING - 2.4%   Seven-Eleven Japan Co., Ltd.                              3,000           92,197
                                               Sugi Pharmacy Co., Ltd.                                   1,300           42,209
                                               Woolworths Ltd.                                          15,512          138,730
                                                                                      Food & Staples Retailing
                                                                                                         Total          273,136

                        FOOD PRODUCTS - 0.9%   Hokuto Corp.                                              3,700           61,916
                                               Thai Union Frozen Products
                                               Public Co., Ltd.                                         70,000           40,406
                                                                                           Food Products Total          102,322

See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

CONSUMER STAPLES - (CONTINUED)

                   HOUSEHOLD PRODUCTS - 1.7%   Kao Corp.                                                 8,000          197,689
                                                                                      Household Products Total          197,689
                                                                                                                ---------------
                                                                                        CONSUMER STAPLES TOTAL        1,000,602

FINANCIALS - 27.0%

                    COMMERCIAL BANKS - 11.6%   Bangkok Bank Public Co., Ltd.,
                                                 NVDR (a)                                               76,000          169,842
                                               Bank Rakyat Indonesia                                   324,000           59,875
                                               Chinatrust Financial
                                                 Holding Co., Ltd.                                      70,993           75,399
                                               Hong Leong Bank Berhad                                   21,000           27,518
                                               Kookmin Bank (a)                                          3,740          120,224
                                               Mitsubishi Tokyo Financial
                                                 Group, Inc.                                                45          407,570
                                               National Australia Bank Ltd.                              3,546           66,826
                                               St. George Bank Ltd.                                      8,907          135,342
                                               UFJ Holdings, Inc. (a)                                       18           91,014
                                               United Overseas Bank Ltd.                                20,000          155,815
                                                                                        Commercial Banks Total        1,309,425

       DIVERSIFIED FINANCIAL SERVICES - 2.6%   Housing Development Finance
                                                 Corp., Ltd.                                             8,903          106,938
                                               Macquarie Bank Ltd.                                       3,759           90,203
                                               Nomura Holdings, Inc.                                     7,000           97,204
                                                                                         Diversified Financial
                                                                                                Services Total          294,345

                            INSURANCE - 3.5%   Millea Holdings, Inc.                                        23          319,531
                                               T&D Holdings, Inc.                                        1,600           73,217
                                                                                               Insurance Total          392,748

                          REAL ESTATE - 9.3%   City Developments Ltd.                                   39,000          145,304
                                               Henderson Land Development
                                                 Co., Ltd.                                              25,000          122,664
                                               Land and Houses Public Co., Ltd.                        343,500           81,882
                                               Mitsubishi Estate Co., Ltd.                              19,500          221,060
                                               Sumitomo Realty & Development
                                                 Co., Ltd.                                               7,000           77,466
                                               Sun Hung Kai Properties Ltd.                             32,000          298,802
                                               Swire Pacific Ltd., Class A                              16,000          113,503
                                                                                             Real Estate Total        1,060,681
                                                                                                                ---------------
                                                                                              FINANCIALS TOTAL        3,057,199

HEALTH CARE - 5.2%

     HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%   Cochlear Ltd.                                            12,195          165,900
                                                                                       Health Care Equipment &
                                                                                                Supplies Total          165,900

                      PHARMACEUTICALS - 3.8%   Chugai Pharmaceutical Co., Ltd.                           7,600          112,378
                                               Sawai Pharmaceutical Co., Ltd.                            1,100           42,577
                                               Takeda Pharmaceutical Co., Ltd.                           6,000          272,229
                                                                                         Pharmaceuticals Total          427,184
                                                                                                                ---------------
                                                                                             HEALTH CARE TOTAL          593,084

INDUSTRIALS - 4.5%

       COMMERCIAL SERVICES & SUPPLIES - 1.8%   Dai Nippon Printing Co., Ltd.                            14,000          206,995
                                                                                         Commercial Services &
                                                                                                Supplies Total          206,995

                                 See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (CONTINUED)

                 ELECTRICAL EQUIPMENT - 1.1%   Fanuc Ltd.                                                1,000           53,770
                                               Nitto Denko Corp.                                         1,500           66,487
                                                                                    Electrical Equipment Total          120,257

             INDUSTRIAL CONGLOMERATES - 1.6%   Hutchison Whampoa Ltd.                                   14,000          110,369
                                               Wesfarmers Ltd.                                           3,095           65,802
                                                                                      Industrial Conglomerates
                                                                                                         Total          176,171
                                                                                                                ---------------
                                                                                             INDUSTRIALS TOTAL          503,423

INFORMATION TECHNOLOGY - 16.3%

              COMPUTERS & PERIPHERALS - 0.7%   Fujitsu Ltd.                                             12,000           74,939
                                                                                       Computers & Peripherals
                                                                                                         Total           74,939

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.7%   Hon Hai Precision Industry
                                                 Co., Ltd.                                              31,056          102,443
                                               Hoya Corp.                                                1,300          126,304
                                               Keyence Corp.                                               300           61,971
                                               Kuroda Electric Co., Ltd.                                 1,200           48,344
                                               MFS Technology Ltd.                                      91,500           40,491
                                               Synnex Technology International
                                                 Corp.                                                  39,600           59,272
                                               TDK Corp.                                                 1,400           93,465
                                                                                        Electronic Equipment &
                                                                                             Instruments Total          532,290

         INTERNET SOFTWARE & SERVICES - 0.3%   NCSoft Corp. (a)                                            560           40,636
                                                                                           Internet Software &
                                                                                                Services Total           40,636

                          IT SERVICES - 2.4%   Infosys Technologies Ltd.                                 4,104          139,559
                                               NIWS Co., Ltd.                                               24           70,425
                                               TIS, Inc.                                                 1,700           62,351
                                                                                             IT Services Total          272,335

                   OFFICE ELECTRONICS - 4.1%   Brother Industries Ltd.                                   9,000           77,699
                                               Canon, Inc.                                               8,000          384,350
                                                                                      Office Electronics Total          462,049

              SEMICONDUCTORS & SEMICONDUCTOR
                            EQUIPMENT - 4.1%   MediaTek, Inc.                                            1,085            7,676
                                               Samsung Electronics Co., Ltd.                               650          256,554
                                               Taiwan Semiconductor
                                                 Manufacturing Co., Ltd.                               144,793          201,251
                                                                                              Semiconductors &
                                                                                       Semiconductor Equipment
                                                                                                         Total          465,481
                                                                                                                ---------------
                                                                                  INFORMATION TECHNOLOGY TOTAL        1,847,730

MATERIALS - 3.8%

                            CHEMICALS - 0.9%   Shin-Etsu Chemical Co., Ltd.                              3,000          105,378
                                                                                               Chemicals Total          105,378

               CONTAINERS & PACKAGING - 0.8%   Amcor Ltd.                                               17,158           88,992
                                                                                  Containers & Packaging Total           88,992

                      METALS & MINING - 2.1%   BHP Billiton Ltd.                                        25,530          238,786
                                                                                         Metals & Mining Total          238,786
                                                                                                                ---------------
                                                                                               MATERIALS TOTAL          433,156

See Accompanying Notes to Financial Statements.

                                                                                                        SHARES        VALUE ($)
--------------------------------------------   --------------------------------------------------------------------------------
COMMON STOCKS - (CONTINUED)

TELECOMMUNICATION SERVICES - 5.4%

  WIRELESS TELECOMMUNICATION SERVICES - 5.4%   China Mobile Ltd.                                       60,500           176,818
                                               NTT DoCoMo, Inc.                                           183           342,363
                                               Taiwan Cellular Corp.                                   99,000            93,498
                                                                                    Wireless Telecommunication
                                                                                                Services Total          612,679
                                                                                                                ---------------
                                                                                    TELECOMMUNICATION SERVICES
                                                                                                         TOTAL          612,679

UTILITIES - 1.7%

                        GAS UTILITIES - 1.7%   Tokyo Gas Co., Ltd.                                      51,000          188,193
                                                                                           Gas Utilities Total          188,193
                                                                                                                ---------------
                                                                                               UTILITIES TOTAL          188,193

                                               TOTAL COMMON STOCKS
                                               (COST OF $9,819,984)                                                  11,187,799

WARRANTS - 0.1%

FINANCIALS - 0.1%

                          REAL ESTATE - 0.1%   City Developments Ltd.                                    3,900            8,713
                                                                                             Real Estate Total            8,713
                                                                                                                ---------------
                                                                                              FINANCIALS TOTAL            8,713
                                               TOTAL WARRANTS
                                               (COST OF $0)                                                               8,713

                                                                                                       PAR ($)
--------------------------------------------   --------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 0.9%

                                               Repurchase agreement with State
                                               Street Bank & Trust Co., dated
                                               08/31/04, due 09/01/04 at 1.490%
                                               collateralized by a U.S. Treasury
                                               Bond maturing 05/15/14, market
                                               value $110,250 (repurchase
                                               proceeds $102,004)                                      102,000          102,000

                                               TOTAL SHORT-TERM OBLIGATION
                                               (COST OF $102,000)                                                       102,000

                                               TOTAL INVESTMENTS - 99.8%
                                               (COST OF $9,921,984) (b)                                              11,298,512

                                               OTHER ASSETS & LIABILITIES,
                                               Net - 0.2%                                                                26,697

                                               NET ASSETS - 100.0%                                                   11,325,209

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing security.
(b) Cost for federal income tax purposes is $9,941,257.

      ACRONYM                      NAME
---------------------------------------------------------
        NVDR             Non-Voting Depositary Receipt

                                 See Accompanying Notes to Financial Statements.

SUMMARY OF SECURITIES                       % OF TOTAL
BY COUNTRY (UNAUDITED)     VALUE ($)        INVESTMENTS
-------------------------------------------------------
Japan                      6,614,354            58.5
Australia                  1,296,716            11.5
Hong Kong                    980,061             8.7
Taiwan                       539,539             4.8
Singapore                    537,391             4.8
South Korea                  532,591             4.7
India                        316,335             2.8
Thailand                     292,131             2.6
United States*               102,000             0.9
Indonesia                     59,876             0.5
Malaysia                      27,518             0.2
                          ----------           -----
                          11,298,512           100.0
                          ==========           =====

* Represents short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

AUGUST 31, 2004                               COLUMBIA NEWPORT ASIA PACIFIC FUND

                                                                                                                           ($)
----------------------------------------     ---------------------------------------------------------------------------------
                                  ASSETS     Investments, at cost                                                    9,921,984
                                                                                                              ----------------
                                             Investments, at value                                                  11,298,512
                                             Cash                                                                          872
                                             Foreign currency (cost of $13,580)                                         13,676
                                             Receivable for:
                                               Investments sold                                                        297,856
                                               Fund shares sold                                                          1,133
                                               Interest                                                                      4
                                               Dividends                                                                23,472
                                               Foreign tax reclaims                                                        238
                                             Expense reimbursement due from Investment
                                               Advisor                                                                  12,492
                                             Deferred Trustees' compensation plan                                        6,752
                                                                                                              ----------------
                                                                                               Total Assets         11,655,007

                             LIABILITIES     Payable for:
                                               Investments purchased                                                   229,249
                                               Fund shares repurchased                                                   9,428
                                               Investment advisory fee                                                   9,387
                                               Administration fee                                                          129
                                               Transfer agent fee                                                       11,991
                                               Pricing and bookkeeping fees                                             11,806
                                               Trustees' fees                                                              501
                                               Audit fee                                                                16,968
                                               Custody fee                                                               5,018
                                               Reports to shareholders                                                  16,992
                                               Distribution and service fees                                             5,410
                                             Foreign capital gains tax payable                                           5,100
                                             Deferred Trustees' fees                                                     6,752
                                             Other liabilities                                                           1,067
                                                                                                              ----------------
                                                                                          Total Liabilities            329,798

                                                                                                 NET ASSETS         11,325,209

               COMPOSITION OF NET ASSETS     Paid-in capital                                                        17,334,229
                                             Accumulated net investment loss                                           (27,243)
                                             Accumulated net realized loss                                          (7,353,106)
                                             Net unrealized appreciation
                                               (depreciation) on:
                                               Investments                                                           1,376,528
                                               Foreign currency translations                                               (99)
                                               Foreign capital gains tax                                                (5,100)
                                                                                                              ----------------
                                                                                                 NET ASSETS         11,325,209

                                 CLASS A     Net assets                                                              4,502,978
                                             Shares outstanding                                                        285,205
                                             Net asset value per share                                                   15.79(a)
                                             Maximum offering price per
                                               share ($15.79/0.9425)                                                     16.75(b)

                                 CLASS B     Net assets                                                              4,379,710
                                             Shares outstanding                                                        289,275
                                             Net asset value and offering price
                                               per share                                                                 15.14(a)

                                 CLASS C     Net assets                                                              1,685,204
                                             Shares outstanding                                                        111,362
                                             Net asset value and offering price
                                               per share                                                                 15.13(a)

                                 CLASS Z     Net assets                                                                757,317
                                             Shares outstanding                                                         47,460
                                             Net asset value, offering and
                                               redemption price per share                                                15.96(c)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.
(c) Redemption price per share is equal to net asset value less any applicable redemption fee.

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2004            COLUMBIA NEWPORT ASIA PACIFIC FUND

                                                                                                                           ($)
----------------------------------------     ---------------------------------------------------------------------------------
                       INVESTMENT INCOME     Dividends                                                                 251,925
                                             Interest                                                                    3,133
                                                                                                              ----------------
                                               Total Investment Income (net of foreign taxes
                                                 withheld of $18,952)                                                  255,058

                                EXPENSES     Investment advisory fee                                                   128,016
                                             Administration fee                                                          4,923
                                             Distribution fee:
                                               Class B                                                                  34,282
                                               Class C                                                                  11,944
                                             Service fee:
                                               Class A                                                                  15,906
                                               Class B                                                                  11,428
                                               Class C                                                                   3,972
                                             Transfer agent fee                                                         76,686
                                             Pricing and bookkeeping fees                                               23,481
                                             Trustees' fees                                                              6,836
                                             Custody fee                                                                34,316
                                             Audit fee                                                                  27,346
                                             Registration fee                                                           55,966
                                             Reports to shareholders                                                    32,729
                                             Non-recurring costs (See Note 8)                                              627
                                             Other expenses                                                              6,724
                                                                                                              ----------------
                                               Total Expenses                                                          475,182
                                             Fees and expenses waived by Investment Advisor                           (142,914)
                                             Custody earnings credit                                                       (50)
                                             Non-recurring costs assumed by Investment Advisor (See Note 8)               (627)
                                                                                                              ----------------
                                               Net Expenses                                                            331,591
                                                                                                              ----------------
                                             Net Investment Loss                                                       (76,533)

 NET REALIZED AND UNREALIZED GAIN (LOSS)     Net realized gain (loss) on:
    ON INVESTMENTS, FOREIGN CURRENCY AND       Investments                                                           1,108,390
               FOREIGN CAPITAL GAINS TAX       Foreign currency transactions                                           (21,060)
                                               Foreign capital gains tax                                               (16,205)
                                                                                                              ----------------
                                                 Net realized gain                                                   1,071,125
                                             Net change in unrealized appreciation/depreciation on:
                                               Investments                                                              (3,163)
                                               Foreign currency translations                                               133
                                               Foreign capital gains tax                                                11,950
                                                                                                              ----------------
                                                 Net change in unrealized appreciation/depreciation                      8,920
                                                                                                              ----------------
                                             Net Gain                                                                1,080,045
                                                                                                              ----------------
                                             Net Increase in Net Assets from Operations                              1,003,512

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

                                                                                            YEAR ENDED   PERIOD ENDED    YEAR ENDED
                                                                                            AUGUST 31,     AUGUST 31,      JUNE 30,
INCREASE (DECREASE) IN NET ASSETS:                                                            2004 ($)   2003 ($) (a)      2003 ($)
----------------------------------   ----------------------------------------------------------------------------------------------
                      OPERATIONS     Net investment loss                                       (76,533)       (11,326)      (52,546)
                                     Net realized gain (loss) on investments,
                                       foreign currency transactions and
                                       foreign capital gains tax                             1,071,125       (191,247)   (1,097,136)
                                     Net change in unrealized appreciation/
                                       depreciation on investments, foreign
                                       currency translations and foreign
                                       capital gains tax                                         8,920      1,384,536      (198,991)
                                                                                          -----------------------------------------
                                         Net Increase (Decrease) from
                                           Operations                                        1,003,512      1,181,963    (1,348,673)

              SHARE TRANSACTIONS     Class A:
                                       Subscriptions                                         2,940,085        310,109    28,630,724
                                       Redemptions                                          (4,333,817)      (172,220)  (30,054,165)
                                                                                          -----------------------------------------
                                         Net Increase (Decrease)                            (1,393,732)       137,889    (1,423,441)
                                     Class B:
                                       Subscriptions                                         2,085,600        377,399     1,206,593
                                       Redemptions                                          (1,805,036)      (232,132)   (2,252,380)
                                                                                          -----------------------------------------
                                         Net Increase (Decrease)                               280,564        145,267    (1,045,787)
                                     Class C:
                                       Subscriptions                                         2,127,446        784,900    10,662,175
                                       Redemptions                                          (1,320,149)      (792,425)  (10,999,756)
                                                                                          -----------------------------------------
                                         Net Increase (Decrease)                               807,297         (7,525)     (337,581)
                                     Class Z (formerly Class S) (b):
                                       Subscriptions                                           767,060          1,950     1,868,968
                                       Proceeds received in combination
                                         with original Class Z                                      --             --            13
                                       Redemptions                                            (799,622)      (189,566)   (1,271,675)
                                                                                          -----------------------------------------
                                           Net Increase (Decrease)                             (32,562)      (187,616)      597,306
                                     Class Z (through 07/29/02):
                                       Proceeds combined into
                                         former Class S                                             --             --           (13)
                                                                                          -----------------------------------------
                                         Net Decrease                                               --             --           (13)
                                     Net Increase (Decrease) from
                                       Share Transactions                                     (338,433)        88,015    (2,209,516)
                                     Redemption fees                                             2,459             --            --
                                                                                          -----------------------------------------
                                         Total Increase (Decrease)
                                           in Net Assets                                       667,538      1,269,978    (3,558,189)

                      NET ASSETS     Beginning of period                                    10,657,671      9,387,693    12,945,882
                                     End of period (including accumulated
                                       net investment loss of $(27,243),
                                       $(6,315) and $(12,839), respectively)                11,325,209     10,657,671     9,387,693

                                 See Accompanying Notes to Financial Statements.

                                                                                            YEAR ENDED   PERIOD ENDED    YEAR ENDED
                                                                                            AUGUST 31,     AUGUST 31,      JUNE 30,
                                                                                              2004 ($)   2003 ($) (a)      2003 ($)
----------------------------------   ----------------------------------------------------------------------------------------------
               CHANGES IN SHARES     Class A:
                                       Subscriptions                                           187,040         22,631     2,287,361
                                       Redemptions                                            (270,854)       (12,561)   (2,398,752)
                                                                                          -----------------------------------------
                                         Net Increase (Decrease)                               (83,814)        10,070      (111,391)
                                     Class B:
                                       Subscriptions                                           136,501         28,619        99,602
                                       Redemptions                                            (117,554)       (17,494)     (184,634)
                                                                                          -----------------------------------------
                                         Net Increase (Decrease)                                18,947         11,125       (85,032)
                                     Class C:
                                       Subscriptions                                           141,458         59,050       871,959
                                       Redemptions                                             (87,627)       (58,976)     (890,657)
                                                                                          -----------------------------------------
                                         Net Increase (Decrease)                                53,831             74       (18,698)
                                     Class Z (formerly Class S) (b):
                                       Subscriptions                                            47,013            141       147,874
                                       Issued in combination with
                                         original Class Z                                           --             --             1
                                       Redemptions                                             (49,521)       (13,841)      (99,198)
                                                                                          -----------------------------------------
                                         Net Increase (Decrease)                                (2,508)       (13,700)       48,677
                                     Class Z (through 07/29/02):
                                       Shares combined into
                                         former Class S                                             --             --            (1)
                                                                                          -----------------------------------------
                                         Net Decrease                                               --             --            (1)

(a) The Fund changed its fiscal year end from June 30 to August 31.
(b) On July 29, 2002, the Fund's existing Class Z shares were combined into the Fund's Class S shares, which were subsequently redesignated as Class Z shares.

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2004                               COLUMBIA NEWPORT ASIA PACIFIC FUND

NOTE 1. ORGANIZATION

Columbia Newport Asia Pacific Fund (the "Fund"), a series of Columbia Funds Trust VI (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

INVESTMENT GOAL

The Fund seeks long-term growth by investing primarily in equity securities of companies located in Asia or the Pacific Basin.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Effective October 13, 2003, the Fund changed its name from Liberty Newport Asia Pacific Fund to Columbia Newport Asia Pacific Fund. Also on that date, the Trust changed its name from Liberty Funds Trust VI to Columbia Funds Trust VI.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value," such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such, net of non-reclaimable tax withholdings.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN CAPITAL GAINS TAXES

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 30%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended August 31, 2004, permanent differences resulting primarily from differing treatments for foreign capital gains tax and net operating loss reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

     ACCUMULATED            ACCUMULATED
    NET INVESTMENT         NET REALIZED            PAID-IN
         LOSS                  LOSS                CAPITAL
-----------------------------------------------------------------
      $  55,605            $     37,265          $    (92,870)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended August 31, 2004 and August 31, 2003 was as follows:

                           AUGUST 31, 2004    AUGUST 31, 2003
-----------------------------------------------------------------
Distributions paid from:
  Ordinary Income*         $            --    $            --

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows:

    UNDISTRIBUTED         UNDISTRIBUTED
      ORDINARY             LONG-TERM          NET UNREALIZED
       INCOME             CAPITAL GAINS        APPRECIATION*
-----------------------------------------------------------------
    $          --         $          --       $    1,357,255

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at August 31, 2004, based on cost of investments for federal income tax purposes and excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, was:

    Unrealized appreciation                   $    2,062,626
    Unrealized depreciation                         (705,371)
                                                   ----------
      Net unrealized appreciation             $    1,357,255

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

              YEAR OF                  CAPITAL LOSS
             EXPIRATION                CARRYFORWARD
----------------------------------------------------------
                2005                   $  1,298,952
                2009                      3,676,821
                2010                      1,404,163
                2011                        953,897
                                          ---------
                                       $  7,333,833

Capital loss carryforwards of $1,092,175 were utilized during the year ended August 31, 2004 for the Fund.

Under current tax rules, certain currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2004, post-October currency losses of $20,678 attributed to security transactions were deferred to September 1, 2004.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Columbia Management Advisors, Inc. ("Columbia") is the investment advisor to the Fund. Prior to April 1, 2004, Columbia was an indirect, wholly owned subsidiary of FleetBoston Financial Corporation ("FleetBoston"). Effective April 1, 2004, FleetBoston, including the Fund's investment advisor, transfer agent and distributor, was acquired by Bank of America Corporation ("BOA"). The acquisition did not change the way the Fund is managed, the investment personnel assigned to manage the Fund or the fees paid by the Fund.

INVESTMENT ADVISORY FEE

Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

      AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
-----------------------------------------------------------
          First $1 billion                0.95%
          Next $500 million               0.90%
          Over $1.5 billion               0.85%

Prior to November 1, 2003, Columbia was entitled to receive a monthly investment advisory fee at the annual rate of 1.00% of the Fund's average daily net assets.

For the year ended August 31, 2004, the Fund's effective investment advisory fee rate was 0.96%.

ADMINISTRATION FEES

Columbia provides administrative and other services to the Fund. Effective November 1, 2003, the Board of Trustees approved an administration fee reduction for the Fund. As a result of the fee reduction, Columbia no longer receives fees from the Fund for its administration services.

Prior to November 1, 2003, Columbia was entitled to receive a monthly administration fee at the annual rate of 0.25% of the Fund's average daily net assets.

For the year ended August 31, 2004, the Fund's effective administration fee rate was 0.04%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund. For the year ended August 31, 2004, the Fund's effective pricing and bookkeeping fee rates, inclusive of out-of-pocket expenses, was 0.176%.

TRANSFER AGENT FEES

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Fund. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2003, the Transfer Agent was entitled to receive a monthly transfer agent fee, in addition to reimbursement for certain out-of-pocket expenses, at the annual rate of 0.06% of the Fund's average daily net assets plus flat-rate charges based on the number of shareholder accounts and transactions. For the year ended August 31, 2004, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.57%.

Effective October 13, 2003, Liberty Funds Services, Inc. was renamed Columbia Funds Services, Inc.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Fund. For the year ended August 31, 2004, the Distributor has retained net underwriting discounts of $11,781 on sales of the Fund's Class A shares and received CDSC fees of $5, $9,512 and $822 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Effective October 13, 2003, Liberty Funds Distributor, Inc. was renamed Columbia Funds Distributor, Inc.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Columbia has voluntarily agreed to waive certain fees to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.90% annually of the Fund's average daily net assets. This arrangement may be revised or discontinued by Columbia at any time.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Fund pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended August 31, 2004, the Fund paid $1,304 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 4. PORTFOLIO INFORMATION

For the year ended August 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $8,806,811 and $9,116,544, respectively.

NOTE 5. REDEMPTION FEES

The Fund imposes a 2.00% redemption fee on shareholders of Class Z shares who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. Prior to October 9, 2003, redemption fees were recorded as a component of paid-in capital on Class Z shares. For the year ended August 31, 2004, the redemption fees for Class Z shares of the Fund amounted to $2,459.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 credit facility, which is used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to the Fund based on its borrowings. In addition, the Fund has agreed to pay commitment fees on its pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended August 31, 2004, the Fund did not borrow under this arrangement.

NOTE 7. SHARES OF BENEFICIAL INTEREST

As of August 31, 2004, 5.98% of the outstanding shares of the Fund were held by 1 shareholder. Subscription and redemption activity of this shareholder may have a material effect on the Fund.

NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

GEOGRAPHIC CONCENTRATION

Because the Fund's investments are concentrated in Asia and the Pacific Basin, events within the region will have a greater effect on the Fund than if the Fund were more geographically diversified. In addition, events in any one country within the region may impact the other countries or the region as a whole. Markets in the region can experience significant volatility due to social, regulatory and political uncertainties.

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

LEGAL PROCEEDINGS

Columbia, the Distributor, and certain of their affiliates (collectively, "The Columbia Group") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds as well as other industry wide issues. The Columbia Group has not uncovered any instances where Columbia or the

Distributor were knowingly involved in late trading of mutual fund shares.

On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia and the Distributor, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia and the Distributor alleging that Columbia and the Distributor had violated certain New York anti-fraud statutes. If either Columbia or the Distributor is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia, the Distributor or any company that is an affiliated person of Columbia and the Distributor from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia and the Distributor that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia and the Distributor entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia and the Distributor agreed, among other things, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia and the Distributor to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia's and the Distributor's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, the Columbia Group and its affiliate Banc of America Capital Management, LLC have agreed to collectively reduce mutual fund fees by $160 million over a five-year period.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or FleetBoston (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive. The funds and the other defendants to these actions, including Columbia and various affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These suits and certain regulatory investigations are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the year ended August 31, 2004, Columbia has assumed $627 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 9. COMPARABILITY OF FINANCIAL STATEMENTS

The fiscal year end of the Fund was changed from June 30 to August 31.

NOTE 10. SUBSEQUENT EVENT

On October 13, 2004, the Board of Trustees of the Fund voted to liquidate the Fund. The effective date of the liquidation is expected to be on or about December 10, 2004.

FINANCIAL HIGHLIGHTS

                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                       PERIOD
                                   YEAR ENDED          ENDED
                                   AUGUST 31,         AUGUST 31,                            YEAR ENDED JUNE 30,
CLASS A SHARES                        2004             2003(a)                2003           2002           2001          2000
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                $     14.48       $     12.87         $   14.47      $   16.50      $   24.55      $   19.01

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (b)                  (0.05)            (0.01)            (0.03)         (0.08)         (0.04)         (0.16)(c)
Net realized and unrealized
gain (loss) on investments,
foreign currency and
foreign capital gains tax                 1.36              1.62             (1.57)         (1.95)         (7.38)          7.03
                                   -----------       -----------         ---------      ---------      ---------      ---------
Total from Investment
Operations                                1.31              1.61             (1.60)         (2.03)         (7.42)          6.87

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                  --                --                --             --             --          (0.50)
From net realized gains                     --                --                --             --          (0.18)         (0.83)
In excess of net realized gains             --                --                --             --          (0.45)            --
                                   -----------       -----------         ---------      ---------      ---------      ---------
Total Distributions Declared
to Shareholders                             --                --                --             --          (0.63)         (1.33)

REDEMPTION FEES:
Redemption fees added to
paid-in capital                             --(b)(d)          --                --             --             --             --

NET ASSET VALUE, END OF PERIOD     $     15.79       $     14.48         $   12.87      $   14.47      $   16.50      $   24.55
Total return (e)(f)                       9.05%            12.51%(g)        (11.06)%       (12.30)%       (30.60)%        36.18%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (h)                    2.15%             2.15%(i)          2.15%          2.15%          2.15%          2.15%
Interest expense                            --                --                --%(j)         --%(j)         --             --
Net investment loss (h)                  (0.29)%           (0.36)%(i)        (0.24)%        (0.55)%        (0.22)%        (0.65)%
Waiver/reimbursement                      1.07%             2.16%(i)          1.40%          1.74%          1.26%          0.96%
Portfolio turnover rate                     69%                8%(g)            42%            24%            43%            31%
Net assets, end of
period (000's)                     $     4,503       $     5,343         $   4,620      $   6,804      $   9,222      $  10,213

(a) The Fund changed its fiscal year end from June 30 to August 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net of fees and expenses waived or borne by the Investment Advisor/Administrator which amounted to $0.233 per share for the year ended June 30, 2000.
(d) Rounds to less than $0.01 per share
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Investment Advisor/Administrator not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.
(j) Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                       PERIOD
                                   YEAR ENDED          ENDED
                                   AUGUST 31,         AUGUST 31,                            YEAR ENDED JUNE 30,
CLASS B SHARES                        2004             2003(a)                2003           2002           2001          2000
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                $     13.99       $     12.45         $   14.09      $   16.19      $   24.31      $   18.90

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (b)                  (0.14)            (0.02)            (0.11)         (0.19)         (0.15)         (0.34)(c)
Net realized and unrealized
gain (loss) on investments,
foreign currency and
foreign capital gains tax                 1.29              1.56             (1.53)         (1.91)         (7.34)          7.03
                                   -----------        ----------          --------       --------       --------       --------
Total from Investment
Operations                                1.15              1.54             (1.64)         (2.10)         (7.49)          6.69

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                  --                --                --             --             --          (0.45)
From net realized gains                     --                --                --             --          (0.18)         (0.83)
In excess of net realized gains             --                --                --             --          (0.45)            --
                                   -----------        ----------          --------       --------       --------       --------
Total Distributions Declared
to Shareholders                             --                --                --             --          (0.63)         (1.28)

REDEMPTION FEES:
Redemption fees added to
paid-in capital                             --(b)(d)          --                --             --             --             --

NET ASSET VALUE, END OF PERIOD     $     15.14       $     13.99         $   12.45      $   14.09      $   16.19      $   24.31
Total return (e)(f)                       8.22%            12.37%(g)        (11.64)%       (12.97)%       (31.20)%        35.43%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (h)                    2.90%             2.90%(i)          2.90%          2.90%          2.90%          2.90%
Interest expense                            --                --                --%(j)         --%(j)         --             --
Net investment loss (h)                  (0.94)%           (1.10)%(i)        (0.87)%        (1.30)%        (0.80)%        (1.40)%
Waiver/reimbursement                      1.07%             2.16%(i)          1.45%          1.74%          1.38%          0.96%
Portfolio turnover rate                     69%                8%(g)            42%            24%            43%            31%
Net assets, end of
period (000's)                     $     4,380       $     3,781         $   3,227      $   4,851      $   6,903      $   5,836

(a) The Fund changed its fiscal year end from June 30 to August 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net of fees and expenses waived or borne by the Investment Advisor/Administrator which amounted to $0.233 per share for the year ended June 30, 2000.
(d) Rounds to less than $0.01 per share
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor/Administrator not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.
(j) Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                       PERIOD
                                   YEAR ENDED          ENDED
                                   AUGUST 31,         AUGUST 31,                            YEAR ENDED JUNE 30,
CLASS C SHARES                        2004             2003(a)                2003           2002           2001           2000
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD                $     13.98       $     12.44         $   14.09      $   16.18      $   24.28      $   18.90

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (b)                  (0.14)            (0.03)            (0.11)         (0.19)         (0.18)         (0.34)(c)
Net realized and unrealized
gain (loss) on investments,
foreign currency and
foreign capital gains tax                 1.29              1.57             (1.54)         (1.90)         (7.29)          7.00
                                   -----------       -----------         ---------      ---------      ---------      ---------
Total from Investment
Operations                                1.15              1.54             (1.65)         (2.09)         (7.47)          6.66

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income                  --                --                --             --             --          (0.45)
From net realized gains                     --                --                --             --          (0.18)         (0.83)
In excess of net realized gains             --                --                --             --          (0.45)            --
                                   -----------       -----------         ---------      ---------      ---------      ---------
Total Distributions Declared
to Shareholders                             --                --                --             --          (0.63)         (1.28)

REDEMPTION FEES:
Redemption fees added to
paid-in capital                             --(b)(d)          --                --             --             --             --

NET ASSET VALUE, END OF PERIOD     $     15.13       $     13.98         $   12.44      $   14.09      $   16.18      $   24.28
Total return (e)(f)                       8.23%            12.38%(g)        (11.71)%       (12.92)%       (31.15)%        35.27%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Operating expenses (h)                    2.90%             2.90%(i)          2.90%          2.90%          2.90%          2.90%
Interest expense                            --                --                --%(j)         --%(j)         --             --
Net investment loss (h)                  (0.93)%           (1.14)%(i)        (0.87)%        (1.30)%        (0.92)%        (1.40)%
Waiver/reimbursement                      1.07%             2.16%(i)          1.46%          1.74%          1.29%          0.96%
Portfolio turnover rate                     69%                8%(g)            42%            24%            43%            31%
Net assets, end of
period (000's)                     $     1,685       $       804         $     715      $   1,073      $   1,109      $   1,383

(a) The Fund changed its fiscal year end from June 30 to August 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Net of fees and expenses waived or borne by the Investment Advisor/Administrator which amounted to $0.233 per share for the year ended June 30, 2000.
(d) Rounds to less than $0.01 per share
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Investment Advisor/Administrator not waived a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.
(j) Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                     PERIOD                                           PERIOD
                                                    YEAR ENDED        ENDED                                            ENDED
                                                    AUGUST 31,      AUGUST 31,           YEAR ENDED JUNE 30,          JUNE 30,
CLASS Z SHARES                                        2004           2003(a)           2003(b)          2002           2001(c)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $   14.60       $   12.97         $   14.55       $   16.54       $   19.06

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (d)                        (0.01)             --(e)          (0.01)          (0.04)           0.08
Net realized and unrealized gain (loss)
on investments, foreign currency and
foreign capital gains tax                                1.37            1.63             (1.57)          (1.95)          (2.60)
                                                    ---------       ---------         ---------       ---------       ---------
Total from Investment Operations                         1.36            1.63             (1.58)          (1.99)          (2.52)

REDEMPTION FEES:
Redemption fees added to paid-in capital                  --(d)(e)         --                --              --              --

NET ASSET VALUE, END OF PERIOD                      $   15.96       $   14.60         $   12.97       $   14.55       $   16.54
Total return (f)(g)                                      9.32%          12.57%(h)        (10.86)%        (12.03)%        (13.22)%(h)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Operating expenses (i)                                   1.90%           1.90%(j)          1.90%           1.90%           1.90%(j)
Interest expense                                           --              --                --%(k)          --%(k)          --
Net investment income (loss) (i)                        (0.07)%         (0.13)%(j)        (0.06)%         (0.30)%          1.08%(j)
Waiver/reimbursement                                     1.07%           2.16%(j)          1.95%           1.74%           1.99%(j)
Portfolio turnover rate                                    69%              8%(h)            42%             24%             43%
Net assets, end of period (000's)                   $     757       $     729         $     826       $     218       $     305

(a) The Fund changed its fiscal year end from June 30 to August 31.
(b) On July 29, 2002, the Fund's existing Class Z shares were combined into the Fund's Class S shares, which were subsequently redesignated as Class Z shares.
(c) Class S shares were initially offered on February 1, 2001. Per share data and total return reflect activity from that date.
(d) Per share data was calculated using average shares outstanding during the period.
(e) Rounds to less than $0.01 per share.
(f) Total return at net asset value.
(g) Had the Investment Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.
(h) Not annualized.
(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(j) Annualized.
(k) Rounds to less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

TO THE TRUSTEES OF COLUMBIA FUNDS TRUST VI AND THE SHAREHOLDERS OF COLUMBIA NEWPORT ASIA PACIFIC FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Newport Asia Pacific Fund (the "Fund") (a series of Columbia Funds Trust VI) at August 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The Trustees of the Fund approved a plan of liquidation for the Fund as described in Note 10.


PricewaterhouseCoopers LLP
Boston, Massachusetts
October 18, 2004

TRUSTEES

                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of the Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 118 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustrees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
FIRST ELECTED OR APPOINTED TO OFFICE(1)           FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (Age 48)                        Executive Vice President-Strategy of United Airlines (airline) since December
P.O. Box 66100                                    2002 (formerly President of UAL Loyalty Services (airline) from September 2001
Chicago, IL 60666                                 to December 2002; Executive Vice President and Chief Financial Officer of United
Trustee (since 1996)                              Airlines from March 1999 to September 2001; Senior Vice President-Finance from
                                                  March 1993 to July 1999). Oversees 118, Orbitz, Inc. (on-line travel company)

JANET LANGFORD KELLY (Age 46)                     Adjunct Professor of Law, Northwestern University since September 2004, Private
9534 W. Gull Lake Drive                           Investor since March 2004 (formerly Chief Administrative Officer and Senior Vice
Richland, MI 49083-8530                           President, Kmart Holding Corporation (consumer goods), from September 2003 to
Trustee (since 1996)                              March 2004; Executive Vice President-Corporate Development and Administration,
                                                  General Counsel and Secretary, Kellogg Company (food manufacturer), from
                                                  September 1999 to August 2003; Senior Vice President, Secretary and General
                                                  Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September 1999). Oversees 118, None

RICHARD W. LOWRY (Age 68)                         Private Investor since August 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                            Officer, U.S. Plywood Corporation (building products manufacturer)). Oversees
Vero Beach, FL 32963                              120(3), None
Trustee (since 1995)

CHARLES R. NELSON (Age 62)                        Professor of Economics, University of Washington, since January 1976; Ford and
Department of Economics                           Louisa Van Voorhis Professor of Political Economy, University of Washington,
University of Washington                          since September, 1993 (formerly Director, Institute for Economic Research,
Seattle, WA 98195                                 University of Washington from September 2001 to June 2003) Adjunct Professor of
Trustee (since 1981)                              Statistics, University of Washington, since September 1980; Associate Editor,
                                                  Journal of Money Credit and Banking, since September 1993; consultant on econometric and statistical matters. Oversees 118, None

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS, YEAR  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS IN COLUMBIA
FIRST ELECTED OR APPOINTED TO OFFICE(1)           FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

JOHN J. NEUHAUSER (Age 61)                        Academic Vice President and Dean of Faculties since August 1999, Boston College
84 College Road                                   (formerly Dean, Boston College School of Management from September 1977 to
Chestnut Hill, MA 02467-3838                      September 1999). Oversees 121(3), (4), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (Age 60)                       Partner, Perkins Coie L.L.P. (law firm). Oversees 118, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

THOMAS E. STITZEL (Age 68)                        Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                            College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                                   Oversees 118, None.
Trustee (since 1998)

THOMAS C. THEOBALD (Age 67)                       Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
303 W. Madison                                    since September 2004 (formerly Managing Director, William Blair Capital Partners
Suite 2500                                        (private equity investing) from September 1994 to September 2004). Oversees 118,
Chicago, IL 60606                                 Anixter International (network support equipment distributor); Ventas, Inc.
Trustee and Chairman of the Board(5)              (real estate investment trust); Jones Lang LaSalle (real estate management
(since 1996)                                      services) and MONY Group (life insurance)

ANNE-LEE VERVILLE (Age 59)                        Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                            Corporation (computer and technology) from 1994 to 1997). Oversees 119(4),
Hopkinton, NH 03229                               Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and
Trustee (since 1998)                              distributor of giftware and collectibles)

RICHARD L. WOOLWORTH (Age 63)                     Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W. Market Street #1500                      Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                                BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Trustee (since 1991)                              Company). Oversees 118, Northwest Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEE

WILLIAM E. MAYER(2) (Age 64)                      Managing Partner, Park Avenue Equity Partners (private equity) since February
399 Park Avenue                                   1999 (formerly Founding Partner, Development Capital LLC from November 1996 to
Suite 3204                                        February 1999). Oversees 120(3), Lee Enterprises (print media), WR Hambrecht + Co.
New York, NY 10022                                (financial service provider); First Health (healthcare); Reader's Digest
Trustee (since 1994)                              (publishing); OPENFIELD Solutions (retail industry technology provider)

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
(5) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

OFFICERS

                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED OR APPOINTED TO OFFICE  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
CHRISTOPHER L. WILSON (Age 47)                    President of the Columbia Funds since October 2004 (formerly President and Chief
One Financial Center                              Executive Officer, CDC IXIS Asset Management Services, Inc. from September, 1998
Boston, MA 02111                                  to August 2004).
President (since 2004)

J. KEVIN CONNAUGHTON (Age 40)                     Treasurer of the Columbia Funds and of the Liberty All-Star Funds since December
One Financial Center                              2000; Vice President of the Advisor since April 2003 (formerly President of the
Boston, MA 02111                                  Columbia Funds from February 2004 to October 2004; Chief Accounting Officer and
Treasurer (since 2000)                            Controller of the Liberty Funds and of the Liberty All-Star Funds from February
                                                  1998 to October 2000); Treasurer of the Galaxy Funds since September 2002;
                                                  Treasurer, Columbia Management Multi-Strategy Hedge Fund, LLC since December
                                                  2002 (formerly Vice President of Colonial Management Associates, Inc. from
                                                  February 1998 to October, 2000).

MARY JOAN HOENE (Age 54)                          Senior Vice President and Chief Compliance Officer of the Columbia Funds since
40 West 57th Street                               August 2004; Chief Compliance Officer of the Liberty All-Star Funds since August
New York, NY 10019                                2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January 2001 to
Senior Vice President and                         August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November 1999 to
Chief Compliance Officer                          December 2000; Vice President and Counsel, Equitable Life Assurance Society of
(since 2004)                                      the United States from April 1998 to November 1999).

MICHAEL G. CLARKE (Age 34)                        Chief Accounting Officer of the Columbia Funds and of the Liberty All-Star Funds
One Financial Center                              since October 2004 (formerly Controller of the Columbia Funds and of the Liberty
Boston, MA 02111                                  All-Star Funds from May 2004 to October 2004; Assistant Treasurer from June 2002
Chief Accounting Officer                          to May 2004; Vice President, Product Strategy & Development of the Liberty Funds
(since 2004)                                      Group from February 2001 to June 2002; Assistant Treasurer of the Liberty Funds
                                                  and of the Liberty All-Star Funds from August 1999 to February, 2001; Audit
                                                  Manager, Deloitte & Toche LLP from May 1997 to August 1999).

JEFFREY R. COLEMAN (Age 34)                       Controller of the Columbia Funds and of the Liberty All-Star Funds since October
One Financial Center                              2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and
Boston, MA 02111                                  Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February
Controller (since 2004)                           2003 to September 2004; Assistant Vice President of CDC IXIS Asset Management
                                                  Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August 2000 to February 2003; Tax Manager of PFPC, Inc. from November 1996 to August 2000).

DAVID A. ROZENSON (Age 50)                        Secretary of the Columbia Funds and of the Liberty All-Star Funds since December
One Financial Center                              2003; Senior Counsel, Bank of America Corporation (formerly FleetBoston
Boston, MA 02111                                  Financial Corporation) since January 1996; Associate General Counsel, Columbia
Secretary (since 2003)                            Management Group since November 2002.

COLUMBIA FUNDS

                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

              LARGE GROWTH    Columbia Common Stock
                              Columbia Growth
                              Columbia Growth Stock
                              Columbia Large Cap Growth
                              Columbia Tax-Managed Growth
                              Columbia Tax-Managed Growth II
                              Columbia Young Investor

               LARGE VALUE    Columbia Disciplined Value
                              Columbia Growth & Income
                              Columbia Large Cap Core
                              Columbia Tax-Managed Value

             MIDCAP GROWTH    Columbia Acorn Select
                              Columbia Mid Cap Growth
                              Columbia Tax-Managed Aggressive Growth

              MIDCAP VALUE    Columbia Dividend Income
                              Columbia Mid Cap
                              Columbia Strategic Investor

              SMALL GROWTH    Columbia Acorn
                              Columbia Acorn USA
                              Columbia Small Company Equity

               SMALL VALUE    Columbia Small Cap
                              Columbia Small Cap Value

                  BALANCED    Columbia Asset Allocation
                              Columbia Balanced
                              Columbia Liberty Fund

                 SPECIALTY    Columbia Real Estate Equity
                              Columbia Technology
                              Columbia Utilities

      TAXABLE FIXED-INCOME    Columbia Contrarian Income
                              Columbia Corporate Bond
                              Columbia Federal Securities
                              Columbia Fixed Income Securities
                              Columbia High Yield
                              Columbia High Yield Opportunities
                              Columbia Income
                              Columbia Intermediate Bond
                              Columbia Intermediate Government Income
                              Columbia Quality Plus Bond
                              Columbia Short Term Bond
                              Columbia Strategic Income

                TAX EXEMPT    Columbia High Yield Municipal
                              Columbia Intermediate Tax-Exempt Bond
                              Columbia Managed Municipals
                              Columbia National Municipal Bond
                              Columbia Tax-Exempt
                              Columbia Tax-Exempt Insured

   SINGLE STATE TAX EXEMPT    Columbia California Tax-Exempt
                              Columbia Connecticut Intermediate Municipal Bond
                              Columbia Connecticut Tax-Exempt
                              Columbia Florida Intermediate Municipal Bond
                              Columbia Massachusetts Intermediate Municipal Bond
                              Columbia Massachusetts Tax-Exempt
                              Columbia New Jersey Intermediate Municipal Bond
                              Columbia New York Intermediate Municipal Bond
                              Columbia New York Tax-Exempt
                              Columbia Oregon Municipal Bond
                              Columbia Pennsylvania Intermediate Municipal Bond
                              Columbia Rhode Island Intermediate Municipal Bond

              MONEY MARKET    Columbia Money Market
                              Columbia Municipal Money Market

      INTERNATIONAL/GLOBAL    Columbia Acorn International
                              Columbia Acorn International Select
                              Columbia Europe
                              Columbia Global Equity
                              Columbia International Equity
                              Columbia International Stock
                              Columbia Newport Asia Pacific
                              Columbia Newport Greater China
                              Columbia Newport Tiger

                     INDEX    Columbia Large Company Index
                              Columbia Small Company Index
                              Columbia U.S. Treasury Index


Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.


For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.
Columbia Management Group and Columbia Management refer collectively to the various investment advisory subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

IMPORTANT INFORMATION ABOUT THIS REPORT

                                              COLUMBIA NEWPORT ASIA PACIFIC FUND

TRANSFER AGENT
Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Newport Asia Pacific Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to their portfolio securities and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov and (iii) without charge, upon request, by calling 800-368-0346.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.


COLUMBIA NEWPORT ASIA PACIFIC FUND ANNUAL REPORT, AUGUST 31, 2004    PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

[COLUMBIAFUNDS(R) LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP


     (C) 2004 COLUMBIA FUNDS DISTRIBUTOR, INC.
     ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
     800.345.6611 www.columbiafunds.com


                                                737-02/773S-0904 (10/04) 04/3002

ITEM 2. CODE OF ETHICS.

     (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fee information below is disclosed in aggregate for the series of the registrant whose reports to stockholders are included in this annual filing. Effective August 31, 2003, this series of the registrant changed its fiscal year-end from June 30. Fee information for the fiscal year ended June 30, 2003 is also included below.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years/periods ended August 31, 2004, August 31, 2003 and June 30, 2003 are approximately as follows:

                                         2004       AUGUST 2003   JUNE 2003
                                         $ 15,100   $ 8,200       $ 16,300

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years/periods ended August 31, 2004, August 31, 2003 and June 30, 2003 are approximately as follows:

                                         2004       AUGUST 2003   JUNE 2003
                                         $ 3,500    $ 0           $ 6,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years/periods August 31, 2004 and June 30, 2003, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year June 30, 2003 also includes fees for agreed-upon procedures conducted during the conversion of the fund's accounting system.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Audit-Related services that were approved under the "de minimis" exception during the fiscal years/periods ended August 31, 2004, August 31, 2003 and June 30, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years/periods ended August 31, 2004, August 31, 2003 and June 30, 2003, there were no Audit-Related Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years/periods ended August 31, 2004, August 31, 2003 and June 30, 2003 was zero.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years/periods ended August 31, 2004, August 31, 2003 and June 30, 2003 are approximately as follows:

                                         2004       AUGUST 2003   JUNE 2003
                                         $ 5,100    $ 0           $ 4,100

Tax Fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Tax Fees during the fiscal year ended August 31, 2004 primarily consist of the review of annual tax returns for two fiscal periods. Tax fees for the fiscal year-ended June 30, 2003 include the review of annual tax returns and consultation and assistance with foreign tax filings.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of Tax Fees that were approved under the "de minimis" exception during the fiscal years/periods ended during the fiscal years ended August 31, 2004, August 31, 2003 and June 30, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years ended during the fiscal years/periods ended August 31, 2004, August 31, 2003 and June 30, 2003, there were no Tax Fees that were approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Tax fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years ended during the fiscal years/periods ended August 31, 2004, August 31, 2003 and June 30, 2003 was zero.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended during the fiscal years/periods ended August 31, 2004, August 31, 2003 and June 30, 2003 are as follows:

                                         2004       AUGUST 2003   JUNE 2003
                                         $ 0        $ 0           $ 0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in (a)-(c) above.

The "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. For the registrant, the percentage of All Other Fees that were approved under the "de minimis" exception during the fiscal years ended during the fiscal years/periods ended August 31, 2004, August 31, 2003 and June 30, 2003 was zero.

The pre-approval requirements for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X became effective on May 6, 2003. During the fiscal years/periods ended August 31, 2004 and August 31, 2003, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,000 and $0, respectively. During the fiscal year ended June 30, 2003, All Other Fees that would have been subject to pre-approval had paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X been applicable at the time the services were provided, were approximately $95,000. For both fiscal years/periods August 31, 2004 and June 30, 2003, All Other Fees relate to internal controls reviews of the registrant's transfer agent.

The percentage of All Other Fees required to be approved under paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during the fiscal years/periods ended August 31, 2004, August 31, 2003 and June 30, 2003 was zero.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

I. GENERAL OVERVIEW

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. GENERAL PROCEDURES

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from July 1 through June 30 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

     - A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

     - The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

     - The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

     - If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. CERTAIN OTHER SERVICES PROVIDED TO ADVISER ENTITIES

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. REPORTING TO THE AUDIT COMMITTEE

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

     -    A general description of the services, and
     -    Actual billed and projected fees, and
     - The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. AMENDMENTS; ANNUAL APPROVAL BY AUDIT COMMITTEE

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                      *****

(e)(2) This information has been included in items (b)-(d) above.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years/periods ended August 31, 2004, August 31, 2003 and June 30, 2003 are disclosed in (b)-(d) above.

All non-audit fees billed by the registrant's accountant for services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years/periods ended August 31, 2004, August 31, 2003 and June 30, 2003 are also disclosed in (b)-(d) above. Such fees were approximately $95,000, $0 and $95,000, respectively.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I -- Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Funds Trust VI
            --------------------------------------------------------------


By (Signature and Title)    /s/ Christopher L. Wilson
                        --------------------------------------------------
                                Christopher L. Wilson, President


Date                            October 28, 2004
    ----------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)    /s/ Christopher L. Wilson
                        --------------------------------------------------
                                Christopher L. Wilson, President


Date                            October 28, 2004
    ----------------------------------------------------------------------


By (Signature and Title)    /s/ J. Kevin Connaughton
                        --------------------------------------------------
                                J. Kevin Connaughton, Treasurer


Date                            October 28, 2004
    ----------------------------------------------------------------------